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                                                                   EXHIBIT 10.46

                           GENERAL SECURITY AGREEMENT
                           --------------------------

THIS GENERAL SECURITY AGREEMENT dated for reference 26th day of February, 2002.

BETWEEN:


                  COMMERCIAL CONSOLIDATORS CORP., a corporation duly incorporated under the laws of Alberta

                                                                   ( "Borrower")

AND:

                  THE SHAAR FUND LTD., a corporation duly incorporated under the laws of ____________

                                                                     ( "Lender")

1.       SECURITY

1.1 For value received, the Borrower grants and creates the security constituted by this General Security Agreement and agrees to the terms, covenants, agreements, conditions, provisos and other matters set out in this General Security Agreement.

1.2 As general and continuing security for the Obligations (as defined in clause 2.1 hereof), the Borrower:

         1.2.1 hereby grants to the Lender, by way of mortgage, charge, assignment and transfer, a security interest in all presently owned and hereafter acquired personal property of the Borrower of whatsoever nature and kind and wheresoever situate and all proceeds thereof and therefrom, renewals thereof, Accessions thereto and substitutions therefor, (all of which are herein collectively called the "Personal Property Collateral"), including, without limiting the generality of the foregoing, all the presently owned or held and hereafter acquired right, title and interest of the Borrower in and to all Goods (including all accessories, attachments, additions and Accessions thereto), Chattel Paper, Documents of Title (whether negotiable or not), Instruments, Intangibles, Licences, Money, Securities, and all:

                  (a) Inventory of whatsoever nature and kind and wheresoever situate;

                  (b) Equipment (other than Inventory) of whatsoever nature and kind and wheresoever situate, including, without limitation, all machinery, tools, apparatus, plant, furniture, fixtures and vehicles of whatsoever nature and kind;

                  (c) book accounts and book debts and generally all Accounts, debts, dues, claims, choses in action and demands of every nature and kind howsoever arising or secured including letters of credit, letters of guarantee and advices of credit, which are now due, owing or accruing or growing due to or owned by or which may hereafter become due, owing or accruing or growing due to or owned by the Borrower (all of which are herein collectively called the "Debts");


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                  (d)      deeds, documents, writings, papers, books of account
                           and other books relating to or being records of Debts, Chattel Paper or Documents of Title or by which such are or may hereafter be secured, evidenced, acknowledged or made payable;

                  (e) contractual rights and insurance claims and all goodwill, patents, trademarks, copyrights, and other industrial property;

                  (f) monies other than trust monies lawfully belonging to others; and

                  (g) personal property described in any schedule now or hereafter annexed hereto; and

         1.2.2 hereby mortgages, charges, assigns and transfers to the Lender all other presently owned and hereafter acquired property, assets and undertakings of the Borrower (other than interests in land) of whatsoever nature and kind and wheresoever situate (herein collectively called the "Other Collateral").

1.3      In this General Security Agreement:

         1.3.1 the Personal Property Collateral and the Other Collateral are herein together called the ("Collateral");

         1.3.2 any reference to "Collateral" will, unless the context otherwise requires, be deemed a reference to "Collateral or any part thereof";

         1.3.3 any reference to "Borrower" and the personal pronoun "it" or "its" and any verb relating thereto and used therewith will be read and construed as required by and in accordance with the context in which such words are used depending upon whether the Borrower is one or more individuals, corporations or partnerships;

         1.3.4 any reference to "General Security Agreement" will, unless the context otherwise requires, be deemed a reference to this General Security Agreement as amended from time to time by written agreement together with the schedules hereto and any schedules added hereto pursuant to the provisions hereof;

         1.3.5 any reference to "PPSA" will mean the Personal Property Security Act of the Province (as defined in clause 25.1 hereof) as amended from time to time, including any amendments thereto and any Act substituted therefor and amendments thereto;

         1.3.6 the terms "Goods", "Chattel Paper", "Documents of Title", "Equipment", "Accounts", "Consumer Goods", "Instruments", "Intangibles", "Licences", "Money", "Securities", "Proceeds", "Inventory" and "Accessions" and other words and expressions which have been defined in the PPSA will be interpreted in accordance with their respective meanings given in the PPSA unless otherwise defined herein or unless the context otherwise requires; and


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1.4      The Lender and the Borrower have not agreed to postpone the time for attachment of the security interest granted hereby.

1.5 The security interest in Consumer Goods hereby granted will not become effective until, but will become effective immediately when, the Lender notifies the Borrower in writing that it is effective.

1.6 The last day of the term of any lease held by the Borrower with respect to any of the Collateral is excluded from the security interest hereby granted.

2.       OBLIGATIONS SECURED

2.1 The security constituted by this General Security Agreement is general and continuing security for payment, performance and satisfaction of each and every obligation, indebtedness and liability of the Borrower to the Lender incurred by the Borrower under the $250,000 Promissory Note dated for reference the 8th day of February 2002 made among the Lender and the Borrower (the "Note"), present or future, direct or indirect, absolute or contingent, matured or not, extended or renewed, wheresoever and howsoever incurred, and any ultimate unpaid balance thereof, including all future advances and re-advances, and whether the same is from time to time reduced and thereafter increased or entirely extinguished and thereafter incurred again and whether the Borrower be bound alone or with another or others and whether as principal or surety, together with all amounts that may become due in connection therewith arising under a subscription agreement ("Subscription Agreement") entered into in connection with the Note, (all of which obligations, indebtedness and liabilities are herein collectively called the "Obligations").

2.2 This General Security Agreement and the security constituted hereby are in addition to and not in substitution for any other security or securities which the Lender may now or from time to time hold or take from the Borrower or from any other person whomsoever.

3.       Subordination of SECURITY

3.1 The Lender hereby acknowledges and agrees that its security interest hereunder is expressly subject and subordinated to the priority liens and security interests previously granted under a General Security Agreement in favor of MFI Export, Inc. (the "MFI Security") and to the liens and security interests previously granted by the Borrower in favor of the bridge lenders listed on Schedule 3.1 annexed hereto (the "Bridge Lenders" and collectively with MFI Export, Inc., the "Senior Secured Parties"). The Lender hereby agrees that the priority among the Senior Secured Parties with respect to the repayment of all amounts secured by the respective General Security Agreements shall be determined without reference to the Land Titles Act (Ontario), the Mortgages Act (Ontario), the PPSA or to any other legal or equitable principles respecting priorities, but instead shall be determined first to MFI Export, Inc. with respect to the MFI Security, next to the Bridge Lenders in accordance with the General Security Agreements entered into between the Borrower and such Bridge Lenders, and last to the Lender under this General Security Agreement.

3.2 The Lender agrees that, in the event of a default by the Borrower pursuant to Section 8 hereof, the Senior Secured Parties shall have absolute priority over the Lender with respect to the repayment of all amounts secured by the respective General Security Agreements and that any amount repaid in respect of the respective obligations shall be paid first to MFI Export, Inc. under the MFI Security and then shared among the Bridge Lenders proportionally in accordance with the respective aggregate amounts, including principal, interest and costs, owing to each of the Senior Secured Parties by the Borrower immediately before each such repayment, prior to any payments made to the Lender hereunder. The Lender agrees that the provisions of this Section 3 shall extend to any insurance proceeds payable in respect of collateral secured under the respective security agreements with the Senior Secured Parties.


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3.3      Nothing herein contained shall be construed as entitling the Lender to receive any proceeds of disposition of any of the property or assets of the Borrower in respect of which it does not have any security or in respect of which its security is invalid, unperfected or unenforceable as against third parties. If any third party shall have a valid claim to proceeds of realization from any of the property or assets of the Borrower in priority to or on a parity with the Lender, then this General Security Agreement shall not apply so as to diminish the rights (as such rights shall exist but for this Section 3) of the Lender against such third party to the proceeds of realization of such property or assets.

4.       REPRESENTATIONS AND WARRANTIES OF THE BORROWER

4.1 The Borrower represents and warrants that, and, so long as this General Security Agreement remains in effect, will be deemed to continuously represent and warrant that:

         4.1.1 this General Security Agreement has been authorized, executed and delivered in accordance with resolutions of the directors (and of the shareholders as applicable) of the Borrower and all other matters and things have been done and performed so as to authorize and make the execution and delivery of this General Security Agreement, the creation of the security constituted hereby and the performance of the Borrower's obligations hereunder, legal, valid and binding;

         4.1.2 the Collateral is genuine and is owned by the Borrower free of all security interests, mortgages, liens, claims, charges and other encumbrances (herein collectively called "Encumbrances"), save for the security constituted by this General Security Agreement and the Senior Secured Parties;

         4.1.3 the Borrower has good and lawful authority to create the security in the Collateral constituted by this General Security Agreement;

         4.1.4 each Debt, Chattel Paper and Instrument included in Collateral is enforceable in accordance with its terms against the party obligated to pay the same (the "Account Borrower"), and the amount represented by the Borrower to the Lender from time to time as owing by each Account Borrower or by all Account Debtors will be the correct amount actually and unconditionally owing by such Account Borrower or Account Debtors, except for normal cash discounts where applicable, and no Account Borrower will have any defense, set off, claim or counterclaim against the Borrower which can be asserted against the Lender, whether in any proceeding to enforce the Collateral or otherwise;

         4.1.5 with respect to Goods (including Inventory) comprised in the Collateral, the locations specified in the Location Schedule are accurate and complete (save for Goods in transit to such locations and Inventory on lease or consignment) and all fixtures or Goods about to become fixtures which form part of the Collateral will be situate at one of the locations specified in the Location Schedule; and


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         4.1.6    with respect to Securities comprised in the Collateral,
                  including without limitation the share certificates representing the Borrower's direct and indirect holdings in the material Subsidiaries, the locations specified in the Location Schedule are accurate and complete.

5.       COVENANTS OF THE BORROWER

5.1 The Borrower covenants and agrees that at all times while this General Security Agreement remains in effect the Borrower will:

         5.1.1 defend the Collateral for the benefit of the Lender against the claims and demands of all other persons;

         5.1.2    not, without the prior written consent of the Lender:

                  (a) create or permit to exist any Encumbrance against any of its personal property, assets and undertakings which ranks or could in any event rank in priority to or pari passu with the security constituted by this Security Agreement, save for:

                           (i) Encumbrances approved in writing by the Lender prior to creation or assumption; and

                  (b) grant, sell, exchange, transfer, assign, lease or otherwise dispose of the Collateral other than in the ordinary course of the Borrower's business;

                  provided always, that, until default, the Borrower may, subject to clause 5.2 hereof, use monies available to the Borrower;

         5.1.3 fully and effectively maintain and keep maintained valid and effective the security constituted by this General Security Agreement;

         5.1.4    notify the Lender promptly of:

                  (a) any change in the information contained herein or in the Schedules hereto relating to the Borrower, the Borrower's name, the Borrower's business or the Collateral;

                  (b) the details of any significant acquisition of Collateral;

                  (c) the details of any claims or litigation affecting the Borrower or the Collateral;

                  (d)      any loss or damage to the Collateral;

                  (e) any default by any Account Borrower in payment or other performance of obligations of the Account Borrower comprised in the Collateral; and

                  (f) the return to, or repossession by, the Borrower of Collateral;

         5.1.5 keep the Collateral in good order, condition and repair (in the locations specified in the Location Schedule or such other locations as the Lender may approve in writing) and not use the Collateral in violation of the provisions of this General Security Agreement or any other agreement relating to the Collateral or any policy insuring the Collateral or any applicable statute, law, by-law, rule, regulation or ordinance;


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         5.1.6    carry on and conduct the business of the Borrower in a proper and efficient manner and so as to protect and preserve the Collateral and to keep, in accordance with generally accepted accounting principles, consistently applied, proper books of account for the Borrower's business as well as accurate and complete records concerning the Collateral and, at the Lender's request, mark any and all such records and the Collateral so as to indicate the security constituted by this General Security Agreement;

         5.1.7    forthwith pay:

                  (a) all obligations to its employees and all obligations to others which relate to its employees when due, including, without limitation, all taxes, duties, levies, government fees, claims and dues related to its employees;

                  (b) all taxes, assessments, rates, duties, levies, government fees, claims and dues lawfully levied, assessed or imposed upon it or the Collateral when due, unless the Borrower will in good faith contest its obligations so to pay and will furnish such security as the Lender may require.

         5.1.8 prevent the Collateral, save Inventory sold or leased as permitted hereby, from being or becoming an Accession to other property not covered by this General Security Agreement;

         5.1.9 insure the Collateral for such periods, in such amounts, on such terms and against loss or damage by fire and such other risks as the Lender will reasonably direct (but in any event in accordance with prudent business practice and for not less than the full replacement cost thereof) with loss payable to the Lender and the Borrower, as insureds, as their respective interests may appear, and to pay all premiums for such insurance;

         5.1.10   deliver to the Lender from time to time promptly upon request:

                  (a) any Documents of Title, Instruments, Securities and Chattel Paper comprised in or relating to the Collateral;

                  (b) all books of account and all records, ledgers, reports, correspondence, schedules, documents, statements, lists and other writings relating to the Collateral for the purpose of inspecting, auditing or copying the same;

                  (c) all financial statements prepared by or for the Borrower regarding the Borrower's business;

                  (d) all policies and certificates of insurance relating to the Collateral; and

                  (e) such information concerning the Collateral, the Borrower and Borrower's business and affairs as the Lender may reasonably require;


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         5.1.11   forthwith pay all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) which may be incurred by the Lender in:

                  (a)      inspecting the Collateral;

                  (b) negotiating, preparing, perfecting and registering this General Security Agreement and other documents, whether or not relating to this General Security Agreement;

                  (c)      investigating title to the Collateral;

                  (d) taking, recovering, keeping possession of and insuring the Collateral;

                  (e) connection with any disclosure requirements under the PPSA; and

                  (f) all other actions and proceedings taken in connection with the preservation of the Collateral and the confirmation, perfection and enforcement of this General Security Agreement and of any other security held by the Lender as security for the Obligations;

         5.1.12 at the Lender's request at any time and from time to time execute and deliver such further and other documents and instruments and do all other acts and things as the Lender reasonably requires in order to give effect to this General Security Agreement or to confirm and perfect, and maintain perfection of, the security constituted by this General Security Agreement in favour of the Lender; and

         5.1.13 permit the Lender and its representatives, at all reasonable times, access to all the Borrower's property, assets and undertakings and to all its books of account and records for the purpose of inspection and render all assistance necessary for such inspection.

6.       PAYMENTS AND PROCEEDS

6.1 Before or after default under this General Security Agreement, the Lender may notify all or any Account Debtors of the security constituted by this General Security Agreement and may also direct such Account Debtors to make all payments on the Collateral to the Lender.

6.2 The Borrower acknowledges that any payments on or other proceeds of the Collateral received by the Borrower from Account Debtors, whether before or after notification of the security constituted by this General Security Agreement to Account Debtors and whether before or after default under this General Security Agreement, will be received and held by the Borrower in trust for the Lender and will be turned over to the Lender forthwith upon request.

7.       SECURED PARTY ACTIONS

7.1 The Borrower hereby authorizes the Lender to file such financing statements and other documents and do such acts, matters and things (including completing and adding schedules hereto identifying the Collateral or any permitted Encumbrances affecting collateral or identifying the locations at which the Borrower's business is carried on and the Collateral and records relating thereto are situate) as the Lender may deem appropriate to perfect and continue the security constituted hereby, to protect and preserve the Collateral and to realize upon the security constituted hereby and the Borrower hereby irrevocably constitutes and appoints the Lender the true and lawful Attorney of the Borrower, with full power of substitution, to do any of the foregoing in the name of the Borrower whenever and wherever it may be deemed necessary or expedient by the Lender.


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7.2      The Lender may charge for its reasonable costs incurred in connection with any disclosure requirements under the PPSA.

7.3 If the Borrower fails to perform any of its Obligations hereunder, the Lender may, but will not be obliged to, perform any or all of such Obligations without prejudice to any other rights and remedies of the Lender hereunder, and any payments made and any costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred in connection therewith will be payable by the Borrower to the Lender forthwith with interest until paid at the highest rate borne by any of the obligations and such amounts will form part of the obligations and constitute a charge upon the Collateral in favour of the Lender prior to all claims subsequent to this General Security Agreement.

8.       EVENTS OF DEFAULT

8.1 The Borrower will be in default under this General Security Agreement, unless otherwise agreed in writing by the Lender, upon the non-payment of any amount due under the terms of the Note.

9.       ENFORCEMENT

9.1 The Lender may make demand for payment at any time of any or all of the Obligations which are payable upon demand (whether or not there is any default under this General Security Agreement) and, upon any default under this General Security Agreement, the Lender may declare any or all of the Obligations which are not payable on demand to become immediately due and payable.

9.2 Upon default under this General Security Agreement, the security hereby constituted will immediately become enforceable.

9.3 To enforce and realize on the security constituted by this General Security Agreement the Lender may take any action permitted by law or in equity, as it may deem expedient, and in particular, without limiting the generality of the foregoing, the Lender may do any one or more of the following:

         9.3.1 appoint by instrument a receiver, receiver and manager or receiver-manager (the person so appointed is herein called the "Receiver") of the Collateral, with or without bond as the Lender may determine, and from time to time in its sole discretion remove such Receiver and appoint another in its stead;

         9.3.2 enter upon any premises of the Borrower and take possession of the Collateral with power to exclude the Borrower, its agents and its servants therefrom, without becoming liable as a mortgagee in possession;

         9.3.3 preserve, protect and maintain the Collateral and make such replacements thereof and repairs and additions thereto as the Lender may deem advisable;


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                                      -9-

         9.3.4 sell, lease or otherwise dispose of or concur in selling, leasing or otherwise disposing of all or any part of the Collateral, whether by public or private sale or lease or otherwise, in such manner, at such price as can be reasonably obtained therefor and on such terms as to credit and with such conditions of sale and stipulations as to title or conveyance or evidence of title or otherwise as to the Lender may seem reasonable, provided that the Borrower will not be entitled to be credited with the proceeds of any such sale, lease or other disposition until the monies therefor are actually received; and

         9.3.5 exercise all of the rights and remedies of a secured party under the PPSA.

9.4 A Receiver appointed pursuant to this General Security Agreement will be the agent of the Borrower and not of the Lender and, to the extent permitted by law or to such lesser extent permitted by its appointment, will have all the powers of the Lender hereunder, and in addition will have power to carry on the business of the Borrower and for such purpose from time to time to borrow money either secured or unsecured, and if secured by a security on any of the Collateral, any such security may rank in priority to or pari passu with or behind the security constituted by this General Security Agreement, and if it does not so specify such security will rank in priority to the security constituted by this General Security Agreement.

9.5 Subject to applicable law and the claims, if any, of the creditors of the Borrower ranking in priority to the security constituted by this General Security Agreement, all amounts realized from the disposition of the Collateral pursuant to this General Security Agreement will be applied as the Lender, in its sole discretion, may direct as follows:

         FIRSTLY: in or toward payment of all costs, charges and expenses (including legal fees and disbursements on a solicitor and his own client basis) incurred by the Lender in connection with or incidental to:

                           (a) the exercise by the Lender of all or any of the powers granted to it pursuant to this General Security Agreement; and

                           (b) the appointment of the Receiver and the exercise by the Receiver of all or any of the powers granted to the Receiver pursuant to this General Security Agreement, including the Receiver's reasonable remuneration and all outgoings properly payable by the Receiver;

         SECONDLY:         in or toward payment to the Lender of all principal
                           and other monies (except interest) due in respect of the Obligations;

         THIRDLY: in or toward payment to the Lender of all interest remaining unpaid in respect of the Obligations; and

         FOURTHLY:         any surplus will be paid to the Borrower.

10.      DEFICIENCY

10.1 If the amounts realized from the disposition of the Collateral are not sufficient to pay the Obligations in full to the Lender, the Borrower will immediately pay to the Lender the amount of such deficiency.

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                                      -10-


11.      RIGHTS CUMULATIVE

11.1 All rights and remedies of the Lender set out in this General Security Agreement are cumulative and no right or remedy contained herein is intended to be exclusive but each will be in addition to every other right or remedy contained herein or in any existing or future security agreement or now or hereafter existing at law or in equity or pursuant to any other agreement between the Borrower and the Lender that, may be in effect from time to time.

12.      APPOINTMENT OF ATTORNEY

12.1 The Borrower hereby irrevocably appoints the Lender or the Receiver, as the case may be, with full power of substitution, to be the attorney of the Borrower for and in the name of the Borrower to sign, endorse or execute under seal or otherwise any deeds, documents, transfers, cheques, instruments, demands, assignments, assurances or consents that the Borrower is obliged to sign, endorse or execute and generally to use the name of the Borrower and to do all things as may be necessary or incidental to the exercise of all or any of the powers conferred on the Lender or the Receiver, as the case may be, pursuant to this General Security Agreement.

13.      LIABILITY OF SECURED PARTY

13.1 The Lender will not be responsible or liable for any debts contracted by it, for damages to persons or property or for salaries or non-fulfilment of contracts during any period when the Lender will manage the Collateral upon entry or the business of the Borrower, as herein provided, nor will the Lender be liable to account as mortgagee in possession or for anything except actual receipts or be liable for any loss or realization or for any default or omission for which a mortgagee in possession may be liable.

13.2 The Lender will not be bound to do, observe or perform or to see to the observance or performance by the Borrower of any obligations or covenants imposed upon the Borrower nor will the Lender, in the case of Securities, Instruments or Chattel Paper, be obliged to reserve rights against other persons, nor will the Lender be obliged to keep any of the Collateral identifiable.

13.3 The Lender will not be obliged to inquire into the right of any person purporting to be entitled under the PPSA to information and materials from the Lender by making a demand upon the Lender for such information and materials and the Lender will be entitled to comply with such demand and will not be liable for having complied with such demand notwithstanding that such person may in fact not be entitled to make such demand.

13.4 The Borrower will indemnify the Lender and hold the Lender harmless from and against any and all claims, costs, losses, demands, actions, causes of action, lawsuits, damages, penalties, judgments and liabilities of whatsoever nature and kind in connection with or arising out of any representation or warranty given by the Borrower, being untrue, the breach of any term, condition, proviso, agreement or covenant to the Lender, or the exercise of any of the rights and or remedies of the Lender, or any transaction contemplated in this General Security Agreement.

13.5 The Borrower hereby waives any applicable provision of law permitted to be waived by it which imposes higher or greater obligations upon the Lender than provided in this General Security Agreement.


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14.      APPROPRIATION OF PAYMENTS AND OFFSET

14.1 Subject to any applicable provisions of the PPSA, any and all payments made in respect of the Obligations from time to time and monies realized from any security held therefor (including monies collected in accordance with or realized on any enforcement of this General Security Agreement) may be applied to such part or parts of the Obligations as the Lender may see fit, and the Lender may at all times and from time to time change any appropriation as the Lender may see fit or, at the option of the Lender, such payments and monies may be held unappropriated in a collateral account or released to the Borrower, all without prejudice to the liability of the Borrower or to the rights of the Lender hereunder.

14.2 Without limiting any other right of the Lender, whenever any of the Obligations is immediately due and payable or the Lender has the right to declare any of the Obligations to be immediately due and payable (whether or not it has so declared), the Lender may, in its sole discretion, set off against any of the Obligations any and all monies then owed to the Borrower by the Lender in any capacity, whether or not due and to do so even though any charge therefor is made or entered on the Lender's records subsequent thereto, and the Lender will be deemed to have exercised such right to set off immediately at the time of making its decision.

15.      WAIVER

15.1 No delay or omission by the Lender in exercising any right or remedy hereunder or with respect to any of the Obligations will operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof will preclude any other or further exercise thereof or the exercise of any other right or remedy.

15.2 The Lender may from time to time and at any time waive in whole or in part any right, benefit or default under any clause of this General Security Agreement but any such waiver of any right, benefit or default on any occasion will be deemed not to be a waiver of any such right, benefit or default thereafter, or of any other right, benefit or default, as the case may be.

16.      EXTENSIONS

16.1 The Lender may grant extensions of time and other indulgences, take and give up security, accept compositions, compound, compromise, settle, grant releases and discharges, refrain from perfecting or maintaining perfection of security, and otherwise deal with the Borrower, Account Debtors of the Borrower, sureties and others and with the Collateral and other security as the Lender may see fit without prejudice to the liability of the Borrower or the Lender's right to hold and realize on the security constituted by this General Security Agreement.

17.      ASSIGNMENT

17.1 The Lender may, without further notice to the Borrower, at any time mortgage, charge, assign, transfer or grant a security interest in this General Security Agreement and the security constituted hereby.

17.2 The Borrower expressly agrees that the assignee, transferee or secured party of the Lender, as the case may be, will have all of the Lender's rights and remedies under this General Security Agreement and the Borrower will not assert any defence, counterclaim, right of set-off or otherwise any claim which it now has or hereafter acquires against the Lender in any action commenced by such assignee, transferee or secured party, as the case may be, and will pay the Obligations to the assignee, transferee or secured party, as the case may be, as the Obligations become due.

18.      SATISFACTION AND DISCHARGE

18.1 Any partial payment or satisfaction of the Obligations, or any ceasing by the Borrower to be indebted to the Lender, will be deemed not to be redemption or discharge of the security constituted by this General Security Agreement.

18.2 The Borrower will be entitled to a release and discharge of the security constituted by this General Security Agreement upon full payment, performance and satisfaction of all Obligations, or the securing of the Obligations to the satisfaction of the Lender, and upon written request by the Borrower and payment to the Lender of all costs, charges, expenses and legal fees and disbursements (on a solicitor and his own client basis) incurred by the Lender in connection with the Obligations and such release and discharge.

19.      NON MERGER

19.1 This General Security Agreement will not operate so as to create any merger or discharge of any of the Obligations, or any assignment, transfer, guarantee, lien, contract, promissory note, bill of exchange or security in any form held or which may hereafter be held by the Lender from the Borrower or from any other person whomsoever.

19.2 The taking of a judgment with respect to any of the obligations will not operate as a merger of any of the terms, conditions, covenants, agreements or provisos contained in this General Security Agreement.

19.3 The release and discharge of the security constituted by this General Security Agreement by the Lender will not operate as a release or discharge of any right of the Lender to be indemnified and held harmless by the Borrower pursuant to clause 13.4 hereof or of any other right of the Lender against the Borrower arising under this General Security Agreement prior to such release and discharge.

20.      INTERPRETATION

20.1     In this General Security Agreement:

         20.1.1 the invalidity or unenforceability of the whole or any part of any clause will not affect the validity or enforceability of any other clause or the remainder of such clause;

         20.1.2 the headings have been inserted for reference only and will not define, limit, alter or enlarge the meaning of any provision of this General Security Agreement; and

         20.1.3 when the context so requires, the singular will be read as if the plural were expressed and the provisions hereof will be read with all grammatical changes necessary dependent upon the person referred to being a male, female, firm or corporation.

21.      NOTICE

21.1 Whenever either the Lender or the Borrower hereto is required or entitled to notify or direct the other or to make a demand upon or request of the other relating to the Collateral, this General Security Agreement or the PPSA, such notice, direction, demand or request will be sufficiently given if given in writing and delivered to the party for whom it is intended in person, by reputable overnight courier or delivery service, by facsimile machine (receipt conformed) with a copy sent by first class mail on the date of transmission, or by registered or certified mail, return receipt requested, directed to its address set forth below (or to any new address of which a party hereto shall have informed the other by the giving of notice in the manner provided herein):


                  To Borrower:           Commercial Consolidators Corp.
                                         5255 Yonge Street, Suite 1010
                                         Toronto, Ontario M2N 6P4, Canada
                                         Attn: Michael Weingarten, Chairman
                                         Fax: (416) 512-8348

                  With a copy to:        Greenberg Traurig, LLP
                                         200 Park Avenue
                                         New York, NY 10166
                                         Attn: Stephen A. Weiss, Esq.
                                         Fax: (212) 801-6400

                  To Lender:             The Shaar Fund Ltd.
                                         c/o Levinson Capital Management, LLC
                                         35 East Grasky Sprain Road, Suite 300
                                         Yonkers, NY 10710
                                         Fax: 914-395-0059

                  With a copy to:        Krieger & Prager LLP
                                         39 Broadway, Suite 1440
                                         New York, NY 10006
                                         Attn: Samuel M. Krieger, Esq.
                                         Fax:: (212) 363-2999

                                         -and-

                                         Barbara R. Mittman, Esq.
                                         Grushko & Mittman, P.C.
                                         551 Fifth Avenue, Suite 1601
                                         New York, New York 10176
                                         Fax: (212) 697-3575

Any party may change its address by written notice in accordance with this paragraph.

21.2 Either the Lender or the Borrower may notify the other in accordance herewith of any change in its principal address to be used for the purposes hereof.

22.      VARIATION

22.1 Save for any schedules which may be added hereto pursuant to the provisions hereof, no modification, variation or amendment of any provision of this General Security Agreement will be made except by written agreement, executed by the parties hereto and no waiver of any provision hereof will be effective unless in writing.

23.      ENUREMENT

23.1 This General Security Agreement will enure to the benefit of the Lender and its successors and assigns and will be binding upon the successors and permitted assigns of the Borrower.

24.      COPY OF AGREEMENT AND FINANCING STATEMENT

24.1 The Borrower hereby acknowledges receiving a copy of this General Security Agreement.

25.      GOVERNING LAW

25.1 This General Security Agreement will be governed by and construed in accordance with the law of the Province of Ontario and the parties submit to the exclusive jurisdiction of the courts located in the State and County of New York, U.S.A., and to the extent they may legally do so, waive the right to a jury in any trial relating to this guarantee or any right or obligation related thereto.


IN WITNESS WHEREOF the Borrower has executed this General Security Agreement as of the 26th day of February, 2002.




COMMERCIAL CONSOLIDATORS CORP.

Per:
      -------------------------------------
         Authorized Signatory           c/s

                                LOCATION SCHEDULE



ADDRESS(ES) OF LOCATION OF THE COLLATERAL

5255 Younge Street
Suite 1010
Toronto, Ontario
M2N 6P4
Canada